Exhibit 10.43

DATE: _____, 2022

TO:	NeuroBo Pharmaceuticals, Inc. and

Ladenburg Thalmann & Co. Inc.

To Whom It May Concern:

Reference is made to that certain Underwriting Agreement, dated as of _____, 2022 (the “Underwriting Agreement”), between NeuroBo Pharmaceuticals, Inc. (the “Company”) and Ladenburg Thalmann & Co. Inc., as representative of the underwriters named therein (the “Representative”) which provides for the execution and delivery of this voting agreement (“Voting Agreement”). The Underwriting Agreement relates to the public offering of Company’s securities being conducted as set forth in the Company’s registration statement on Form S-1 (Registration No. 333-267482). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

By signing this Voting Agreement, the undersigned confirms and agrees that it shall vote all shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), over which the undersigned has voting control at such time in favor of any and all proposals and/or resolutions presented by the Company to its stockholders at a meeting of stockholders to approve (i) the issuance of the underlying shares of Common Stock upon exercise of the Warrants and (ii) additional proposals that may be required by the rules of the Nasdaq Capital Market (or any successor entity) relating to the Warrants (referred to as the “Shareholder Approval” in the Underwriting Agreement). The undersigned understands that the Company intends to hold a special meeting of stockholders as soon as practicable and that the Board of Directors of the Company has established a record date of _____, 2022 for this special meeting (the “Record Date”).

This commitment and agreement is being given by the undersigned in consideration of, and pursuant to its Voting Agreement, and is not revocable by the undersigned.

This Voting Agreement is intended for the exclusive benefit of the Company and the Representative and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

The obligations of the undersigned under the terms and conditions of this Voting Agreement are several and not joint with the obligations of any other holder of any shares of the Common Stock (each, an “Other Holder”), and the undersigned shall not be responsible in any way for the performance of the obligations of any Other Holder under any such other agreement. Nothing contained in this Voting Agreement, and no action taken by the undersigned pursuant hereto, shall be deemed to constitute the undersigned and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the undersigned and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Voting Agreement and the Company acknowledges that the undersigned and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Voting Agreement or any other agreement. The Company and the undersigned confirm that the undersigned has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The undersigned shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Voting Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

This Voting Agreement may not be assigned by the Company without the written consent of the undersigned. No amendment or modification shall be made to this Voting Agreement without the written consent of the undersigned.

This Voting Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Voting Agreement may be executed and accepted by PDF signature and any such signature shall be of the same force and effect as an original signature.

Signatures on the Following Page

By:
Name of Stockholder: [_______________]

Number of shares of Common Stock (and other voting shares) over which I have voting control as of the date hereof (which number may increase or decrease after the date hereof and prior to the record date of any such stockholder meeting): _________________

By signing below, the Company agrees to the foregoing.

NEUROBO PHARMACEUTICALS, INC.

By:
Name:
Title:

Signature Page to

the Voting Agreement